   Certification Required Under Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certify that, to the best of his knowledge, based upon his review of the Quarterly Report on Form 10-QSB for the quarter ended
September 30, 2002, of Miller Industries, Inc. (the "Report"), that:

        (i)   the Report fully complies with the requirements of Section 13(a)
              or Section 15(d) of the Securities Exchange Act of 1934; and

       (ii)   the information contained in the Report fairly presents in all material respects the financial condition and results of
              operations of the Registrant as of and for the periods presented in the Report.

                                           /s/ Angelo Napolitano
                                              ---------------------
                                               Angelo Napolitano
                                               President and Chief Financial Officer
Date:  January 10, 2003                        (Principal Executive Officer)